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                                                                  EXHIBIT 10.11




$30,000.00                                                    December 31, 1988


     FOR VALUE RECEIVED, the undersigned, C. WAYNE CAPE, (the "Maker"), promises to pay to the order of XPOINT CORPORATION the sum of Thirty Thousand and No/100 Dollars in legal tender of the United States, together with interest thereon at the rate of ten percent (10%) per annum.

     Accrued interest thereon shall be due monthly. Principal and any unpaid interest shall be due on December 30, 1990.

     It is further expressly agreed that if this Note is placed in the hands of an attorney-at-law for collection, or suit is brought on same, or is collected through bankruptcy proceedings, then and in that event, the owner or holder of this Note shall be paid reasonable attorney fees actually incurred, not to exceed fifteen percent (15%).

     The jurisdiction for purposes of enforcement shall be in Fulton County, Georgia, and venue shall be in the appropriate State Court of Fulton County, Georgia.

     The Maker hereof reserves the right to prepay the indebtedness evidenced hereby at any time, either in whole or in part, without incurring any penalty or additional fee.

     Time is of the essence of this Note.

     Any notice required or permitted to be given to maker hereof under this Note will be sufficient if furnished in writing and delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, to the last known mailing address of Maker, which notice shall be effective upon receipt at such address.

     The Maker hereof: (i) waives diligence, presentment, notice of acceleration, protest, notice of protest, demand and notice of dishonor; and
(ii) agrees that no failure on the part of the Holder of this Note to exercise any power, right or privilege hereunder to insist upon prompt compliance with the terms hereof shall constitute a waiver.

     WITNESS our hands and seals, this 31st day of December, 1988.


                                            /s/ C. Wayne Cape
                                           -----------------------------------
                                           C. WAYNE CAPE